Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 12 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2019	December 31, 2018
Property and buildings	$40,531,954	$40,814,582
Machinery and equipment	4,601,174	3,659,035
Transportation vehicles	970,650	979,549
Office and electronic equipment	335,145	406,996
Subtotal	46,438,923	45,860,162
Construction in progress (“CIP”)	107,652	-
Less: accumulated depreciation	(7,610,984)	(5,886,197)
Impairment of fixed assets	(1,477,948)	-
Property, plant and equipment, net	$37,457,643	$39,973,965

During the year ended December 31, 2019, the Company disposed of approximately $0.2 million of outdated and fully depreciated equipment and machinery. In addition, given the Company’s net loss position in fiscal 2019, the Company further assessed that the expected future cash flows may not cover the carrying value of the Company’s fixed asset equipment and machinery. As a result, the Company recorded an impairment of approximately $1.5 million on its fixed assets for the year ended December 31, 2019.

As of December 31, 2019, The Company’s properties with an aggregate carrying value of approximately $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 14).

Depreciation expense was $1,984,603, $1,454,155 and $1,289,555 for the years ended December 31, 2019, 2018 and 2017, respectively.